Exhibit 4.2
                                   -----------

                          SUBSEQUENT TRANSFER AGREEMENT


                  Subsequent Transfer Agreement, dated as of September 25, 2000, among Asset Backed Securities Corporation, a Delaware corporation, as depositor (the "Depositor"), Long Beach Mortgage Company, a Delaware corporation ("Long Beach"), in its capacity as master servicer under the Pooling and Servicing Agreement and Bankers Trust Company of California, N.A., as trustee (the "Trustee").

                                   WITNESSETH:

                  WHEREAS, the Depositor, Long Beach and the Trustee are parties to that certain pooling and servicing agreement dated as of August 1, 2000 (the "Pooling and Servicing Agreement") relating to the Asset Backed Securities Corporation Long Beach Home Equity Loan Trust 2000-LB1, Series 2000-LB1; and

                  WHEREAS, as contemplated in the Pooling and Servicing Agreement, Long Beach desires to convey certain Subsequent Home Equity Loans (as hereinafter defined) to the Depositor, and the Depositor desires to simultaneously convey such Subsequent Home Equity Loans to the Trustee for the benefit of the Certificateholders;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

         Section 1.01.  Defined Terms.
                        -------------

                  Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Pooling and Servicing Agreement.

                  "Agreement" means this Subsequent Transfer Agreement and all amendments hereof and supplements hereto.

                  "Cut-off Date" means, with respect to each of the Subsequent Home Equity Loans, September 1, 2000.

                  "Subsequent Home Equity Loans" means the Home Equity Loans identified on the Home Equity Loan Schedule specified in Section 1.02 hereof.

                  "Subsequent Transfer Date" means, with respect to this Agreement, September 25, 2000.

         Section 1.02.  Home Equity Loan Schedule.
                        -------------------------

                  Annexed hereto is a supplement to the Home Equity Loan Schedule of the Pooling and Servicing Agreement listing the Subsequent Home Equity Loans to be conveyed by Long Beach to the Depositor and simultaneously by the Depositor to the Trustee pursuant to the Pooling and Servicing Agreement and this Agreement on the Subsequent Transfer Date.

         Section 1.03. Conveyance of Subsequent Home Equity Loans by Long Beach.
                       --------------------------------------------------------

                  Subject to the conditions set forth in Section 1.05 and
Section 1.06 hereof, in consideration of the Trustee's delivery to or upon the order of Long Beach of an amount equal to $23,499,810 (i.e., the aggregate Cut-off Date Stated Principal Balance of the Subsequent Home Equity Loans), Long Beach does hereby sell, transfer, assign and otherwise convey to the Depositor, without recourse (subject to Long Beach's obligations hereunder) all of Long Beach's right, title and interest in and to the Subsequent Home Equity Loans, including all interest and principal received or receivable by Long Beach on or with respect to each Subsequent Home Equity Loan after the Cut-off Date and all interest and principal payments on each Subsequent Home Equity Loan received prior to such Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of principal and interest due and payable on each Subsequent Home Equity Loan on or before the Cut-off Date, and the Depositor simultaneously does hereby sell, transfer, assign, set over and otherwise convey to the Trustee for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to each Subsequent Home Equity Loan, including all interest and principal received or receivable by the Depositor on or with respect to each Subsequent Home Equity Loan after the Cut-off Date and all interest and principal payments on each Subsequent Home Equity Loan received prior to the Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of principal and interest due and payable on each Subsequent Home Equity Loan on or before the Cut-off Date.

         Section 1.04. Allocation of the Amounts to be Released from the
                       Pre-Funding Accounts.
                       -------------------------------------------------

                  Of the $23,499,810 (i.e., the aggregate Cut-off Date Principal Balance of the Subsequent Home Equity Loans), released by the Trustee pursuant to the terms of Section 1.03 hereof, the Trustee shall release an amount equal to $23,499,810 (i.e., the aggregate Cut-off Date Principal Balance of the Subsequent Home Equity Loans transferred to Loan Group 1 pursuant to this Agreement) from the Group 1 Pre-Funding Account.

                  Of the $23,499,810 (i.e., the aggregate Cut-off Date Principal Balance of the Subsequent Home Equity Loans), released by the Trustee pursuant to the terms of Section 1.03 hereof, the Trustee shall release an amount equal to $0 (i.e., the aggregate Cut-off Date Principal Balance of the Subsequent Home Equity Loans transferred to Loan Group 2 pursuant to this Agreement) from the Group 2 Pre-Funding Account.

         Section 1.05.  Representations and Warranties of Long Beach.
                        --------------------------------------------

                  Long Beach does hereby reaffirm the representations and warranties set forth in Section 2.05 of the Pooling and Servicing Agreement for the benefit of the Depositor and the Trustee as purchasers hereunder are true with respect to the Subsequent Home Equity Loans. Such representations and warranties shall survive the sale, transfer and assignment of the Subsequent Home Equity Loans to the Depositor and the simultaneous sale, transfer and assignment of such Subsequent Home Equity Loans to the Trustee.

         Section 1.06.  Representations and Warranties of Depositor.
                        -------------------------------------------

                  The Depositor does hereby reaffirm the representations and warranties set forth in Section 2.04 of the Pooling and Servicing Agreement for the benefit of the Trustee as purchaser hereunder are true with respect to the Subsequent Home Equity Loans. Such representations and warranties shall survive the sale, transfer and assignment of the Subsequent Home Equity Loans to the Trustee.

         Section 1.07.  Conditions Precedent.
                        --------------------

                  The obligation of the Trustee to acquire the Subsequent Home Equity Loans hereunder is subject to the satisfaction, on or prior to the Subsequent Transfer Date, of the conditions precedent identified in Section 2.11(b) of the Pooling and Servicing Agreement.

                  The Trustee shall not be required to investigate or otherwise verify satisfaction of the conditions listed above, but shall be entitled to conclusively rely upon Opinions of Counsel and Officer's Certificates confirming such fulfillment.

         Section 1.08.  Reaffirmation of Agreement.
                        --------------------------

                  All terms, conditions and provisions of the Pooling and Servicing Agreement are hereby reaffirmed and incorporated by reference by Long Beach as to the Subsequent Home Equity Loans.

         Section 1.09.  Governing Law.
                        -------------

                  This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties under this Agreement shall be determined in accordance with such laws; provided, however, the immunities, authority and standard of care of the Trustee shall be governed by the jurisdiction in which its Corporate Trust Office is located.

                  IN WITNESS WHEREOF, Long Beach, the Depositor and the Trustee have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.

                                         LONG BEACH MORTGAGE COMPANY,
                                         as Seller


                                         By:      /s/Jeffrey A. Sorensen
                                            ----------------------------
                                         Name:    Jeffrey A. Sorensen
                                         Title:


                                         ASSET BACKED SECURITIES
                                         CORPORATION,
                                         as Depositor


                                         By:      /s/Fiachra O'Driscoll
                                            ----------------------------
                                         Name:    Fiachra O'Driscoll
                                         Title:   Vice President


                                         BANKERS TRUST COMPANY OF
                                         CALIFORNIA, N.A., not in its individual
                                         capacity but solely as Trustee


                                         By:      /s/Ronaldo Reyes
                                            ----------------------------
                                         Name:    Ronaldo Reyes
                                         Title:   Associate

                     SUPPLEMENT TO HOME EQUITY LOAN SCHEDULE


                                   See Tab __

                          SUBSEQUENT TRANSFER AGREEMENT


                  Subsequent Transfer Agreement, dated as of October 6, 2000, among Asset Backed Securities Corporation, a Delaware corporation, as depositor (the "Depositor"), Long Beach Mortgage Company, a Delaware corporation ("Long Beach"), in its capacity as master servicer under the Pooling and Servicing Agreement and Bankers Trust Company of California, N.A., as trustee (the "Trustee").

                                   WITNESSETH:

                  WHEREAS, the Depositor, Long Beach and the Trustee are parties to that certain pooling and servicing agreement dated as of August 1, 2000 (the "Pooling and Servicing Agreement") relating to the Asset Backed Securities Corporation Long Beach Home Equity Loan Trust 2000-LB1, Series 2000-LB1; and

                  WHEREAS, as contemplated in the Pooling and Servicing Agreement, Long Beach desires to convey certain Subsequent Home Equity Loans (as hereinafter defined) to the Depositor, and the Depositor desires to simultaneously convey such Subsequent Home Equity Loans to the Trustee for the benefit of the Certificateholders;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

         Section 1.01.  Defined Terms.
                        -------------

                  Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Pooling and Servicing Agreement.

                  "Agreement" means this Subsequent Transfer Agreement and all amendments hereof and supplements hereto.

                  "Cut-off Date" means, with respect to each of the Subsequent Home Equity Loans, October 2, 2000.

                  "Subsequent Home Equity Loans" means the Home Equity Loans identified on the Home Equity Loan Schedule specified in Section 1.02 hereof.

                  "Subsequent Transfer Date" means, with respect to this Agreement, October [__], 2000.

         Section 1.02.  Home Equity Loan Schedule.
                        -------------------------

                  Annexed hereto is a supplement to the Home Equity Loan Schedule of the Pooling and Servicing Agreement listing the Subsequent Home Equity Loans to be conveyed by Long Beach to the Depositor and simultaneously by the Depositor to the Trustee pursuant to the Pooling and Servicing Agreement and this Agreement on the Subsequent Transfer Date.

         Section 1.03. Conveyance of Subsequent Home Equity Loans by Long Beach.
                       --------------------------------------------------------

                  Subject to the conditions set forth in Section 1.05 and
Section 1.06 hereof, in consideration of the Trustee's delivery to or upon the order of Long Beach of an amount equal to $93,742,119 (i.e., the aggregate Cut-off Date Stated Principal Balance of the Subsequent Home Equity Loans), Long Beach does hereby sell, transfer, assign and otherwise convey to the Depositor, without recourse (subject to Long Beach's obligations hereunder) all of Long Beach's right, title and interest in and to the Subsequent Home Equity Loans, including all interest and principal received or receivable by Long Beach on or with respect to each Subsequent Home Equity Loan after the Cut-off Date and all interest and principal payments on each Subsequent Home Equity Loan received prior to such Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of principal and interest due and payable on each Subsequent Home Equity Loan on or before the Cut-off Date, and the Depositor simultaneously does hereby sell, transfer, assign, set over and otherwise convey to the Trustee for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to each Subsequent Home Equity Loan, including all interest and principal received or receivable by the Depositor on or with respect to each Subsequent Home Equity Loan after the Cut-off Date and all interest and principal payments on each Subsequent Home Equity Loan received prior to the Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of principal and interest due and payable on each Subsequent Home Equity Loan on or before the Cut-off Date.

         Section 1.04. Allocation of the Amounts to be Released from the
                       Pre-Funding Accounts.
                       -------------------------------------------------

                  Of the $93,742,119 (i.e., the aggregate Cut-off Date Principal Balance of the Subsequent Home Equity Loans), released by the Trustee pursuant to the terms of Section 1.03 hereof, the Trustee shall release an amount equal to $0 (i.e., the aggregate Cut-off Date Principal Balance of the Subsequent Home Equity Loans transferred to Loan Group 1 pursuant to this Agreement) from the Group 1 Pre-Funding Account.

                  Of the $93,742,119 (i.e., the aggregate Cut-off Date Principal Balance of the Subsequent Home Equity Loans), released by the Trustee pursuant to the terms of Section 1.03 hereof, the Trustee shall release an amount equal to $93,742,119 (i.e., the aggregate Cut-off Date Principal Balance of the Subsequent Home Equity Loans transferred to Loan Group 2 pursuant to this Agreement) from the Group 2 Pre-Funding Account.

         Section 1.05.  Representations and Warranties of Long Beach.
                        --------------------------------------------

                  Long Beach does hereby reaffirm the representations and warranties set forth in Section 2.05 of the Pooling and Servicing Agreement for the benefit of the Depositor and the Trustee as purchasers hereunder are true with respect to the Subsequent Home Equity Loans. Such representations and warranties shall survive the sale, transfer and assignment of the Subsequent Home Equity Loans to the Depositor and the simultaneous sale, transfer and assignment of such Subsequent Home Equity Loans to the Trustee.

         Section 1.06.  Representations and Warranties of Depositor.
                        -------------------------------------------

                  The Depositor does hereby reaffirm the representations and warranties set forth in Section 2.04 of the Pooling and Servicing Agreement for the benefit of the Trustee as purchaser hereunder are true with respect to the Subsequent Home Equity Loans. Such representations and warranties shall survive the sale, transfer and assignment of the Subsequent Home Equity Loans to the Trustee.

         Section 1.07.  Conditions Precedent.
                        --------------------

                  The obligation of the Trustee to acquire the Subsequent Home Equity Loans hereunder is subject to the satisfaction, on or prior to the Subsequent Transfer Date, of the conditions precedent identified in Section 2.11(b) of the Pooling and Servicing Agreement.

                  The Trustee shall not be required to investigate or otherwise verify satisfaction of the conditions listed above, but shall be entitled to conclusively rely upon Opinions of Counsel and Officer's Certificates confirming such fulfillment.

         Section 1.08.  Reaffirmation of Agreement.
                        --------------------------

                  All terms, conditions and provisions of the Pooling and Servicing Agreement are hereby reaffirmed and incorporated by reference by Long Beach as to the Subsequent Home Equity Loans.

         Section 1.09.  Governing Law.
                        -------------

                  This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties under this Agreement shall be determined in accordance with such laws; provided, however, the immunities, authority and standard of care of the Trustee shall be governed by the jurisdiction in which its Corporate Trust Office is located.

                  IN WITNESS WHEREOF, Long Beach, the Depositor and the Trustee have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.

                                         LONG BEACH MORTGAGE COMPANY,
                                         as Seller


                                         By:      /s/Jeffrey A. Sorensen
                                            ----------------------------
                                         Name:    Jeffrey A. Sorensen
                                         Title:


                                         ASSET BACKED SECURITIES
                                         CORPORATION,
                                         as Depositor


                                         By:      /s/Fiachra O'Driscoll
                                            ----------------------------
                                         Name:    Fiachra O'Driscoll
                                         Title:   Vice President


                                         BANKERS TRUST COMPANY OF
                                         CALIFORNIA, N.A., not in its individual
                                         capacity but solely as Trustee


                                         By:      /s/Ronaldo Reyes
                                            ----------------------------
                                         Name:    Ronaldo Reyes
                                         Title:   Associate

                     SUPPLEMENT TO HOME EQUITY LOAN SCHEDULE


                                   See Tab __

                          SUBSEQUENT TRANSFER AGREEMENT


                  Subsequent Transfer Agreement, dated as of November 9, 2000, among Asset Backed Securities Corporation, a Delaware corporation, as depositor (the "Depositor"), Long Beach Mortgage Company, a Delaware corporation ("Long Beach"), in its capacity as master servicer under the Pooling and Servicing Agreement and Bankers Trust Company of California, N.A., as trustee (the "Trustee").

                                   WITNESSETH:

                  WHEREAS, the Depositor, Long Beach and the Trustee are parties to that certain pooling and servicing agreement dated as of August 1, 2000 (the "Pooling and Servicing Agreement") relating to the Asset Backed Securities Corporation Long Beach Home Equity Loan Trust 2000-LB1, Series 2000-LB1; and

                  WHEREAS, as contemplated in the Pooling and Servicing Agreement, Long Beach desires to convey certain Subsequent Home Equity Loans (as hereinafter defined) to the Depositor, and the Depositor desires to simultaneously convey such Subsequent Home Equity Loans to the Trustee for the benefit of the Certificateholders;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

         Section 1.01.  Defined Terms.
                        -------------

                  Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Pooling and Servicing Agreement.

                  "Agreement" means this Subsequent Transfer Agreement and all amendments hereof and supplements hereto.

                  "Cut-off Date" means, with respect to each of the Subsequent Home Equity Loans, November 1, 2000.

                  "Subsequent Home Equity Loans" means the Home Equity Loans identified on the Home Equity Loan Schedule specified in Section 1.02 hereof.

                  "Subsequent Transfer Date" means, with respect to this Agreement, November 9, 2000.

         Section 1.02.  Home Equity Loan Schedule.
                        -------------------------

                  Annexed hereto is a supplement to the Home Equity Loan Schedule of the Pooling and Servicing Agreement listing the Subsequent Home Equity Loans to be conveyed by Long Beach to the Depositor and simultaneously by the Depositor to the Trustee pursuant to the Pooling and Servicing Agreement and this Agreement on the Subsequent Transfer Date.

         Section 1.03. Conveyance of Subsequent Home Equity Loans by Long Beach.
                       --------------------------------------------------------

                  Subject to the conditions set forth in Section 1.05 and
Section 1.06 hereof, in consideration of the Trustee's delivery to or upon the order of Long Beach of an amount equal to $70,507,090 (i.e., the aggregate Cut-off Date Stated Principal Balance of the Subsequent Home Equity Loans), Long Beach does hereby sell, transfer, assign and otherwise convey to the Depositor, without recourse (subject to Long Beach's obligations hereunder) all of Long Beach's right, title and interest in and to the Subsequent Home Equity Loans, including all interest and principal received or receivable by Long Beach on or with respect to each Subsequent Home Equity Loan after the Cut-off Date and all interest and principal payments on each Subsequent Home Equity Loan received prior to such Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of principal and interest due and payable on each Subsequent Home Equity Loan on or before the Cut-off Date, and the Depositor simultaneously does hereby sell, transfer, assign, set over and otherwise convey to the Trustee for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to each Subsequent Home Equity Loan, including all interest and principal received or receivable by the Depositor on or with respect to each Subsequent Home Equity Loan after the Cut-off Date and all interest and principal payments on each Subsequent Home Equity Loan received prior to the Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of principal and interest due and payable on each Subsequent Home Equity Loan on or before the Cut-off Date.

         Section 1.04. Allocation of the Amounts to be Released from the
                       Pre-Funding Accounts.
                       -------------------------------------------------

                  Of the $70,507,090 (i.e., the aggregate Cut-off Date Principal Balance of the Subsequent Home Equity Loans), released by the Trustee pursuant to the terms of Section 1.03 hereof, the Trustee shall release an amount equal to $70,507,090 (i.e., the aggregate Cut-off Date Principal Balance of the Subsequent Home Equity Loans transferred to Loan Group 1 pursuant to this Agreement) from the Group 1 Pre-Funding Account.

                  Of the $70,507,090 (i.e., the aggregate Cut-off Date Principal Balance of the Subsequent Home Equity Loans), released by the Trustee pursuant to the terms of Section 1.03 hereof, the Trustee shall release an amount equal to $0 (i.e., the aggregate Cut-off Date Principal Balance of the Subsequent Home Equity Loans transferred to Loan Group 2 pursuant to this Agreement) from the Group 2 Pre-Funding Account.

         Section 1.05.  Representations and Warranties of Long Beach.
                        --------------------------------------------

                  Long Beach does hereby reaffirm the representations and warranties set forth in Section 2.05 of the Pooling and Servicing Agreement for the benefit of the Depositor and the Trustee as purchasers hereunder are true with respect to the Subsequent Home Equity Loans. Such representations and warranties shall survive the sale, transfer and assignment of the Subsequent Home Equity Loans to the Depositor and the simultaneous sale, transfer and assignment of such Subsequent Home Equity Loans to the Trustee.

         Section 1.06.  Representations and Warranties of Depositor.
                        -------------------------------------------

                  The Depositor does hereby reaffirm the representations and warranties set forth in Section 2.04 of the Pooling and Servicing Agreement for the benefit of the Trustee as purchaser hereunder are true with respect to the Subsequent Home Equity Loans. Such representations and warranties shall survive the sale, transfer and assignment of the Subsequent Home Equity Loans to the Trustee.

         Section 1.07.  Conditions Precedent.
                        --------------------

                  The obligation of the Trustee to acquire the Subsequent Home Equity Loans hereunder is subject to the satisfaction, on or prior to the Subsequent Transfer Date, of the conditions precedent identified in Section 2.11(b) of the Pooling and Servicing Agreement.

                  The Trustee shall not be required to investigate or otherwise verify satisfaction of the conditions listed above, but shall be entitled to conclusively rely upon Opinions of Counsel and Officer's Certificates confirming such fulfillment.

         Section 1.08.  Reaffirmation of Agreement.
                        --------------------------

                  All terms, conditions and provisions of the Pooling and Servicing Agreement are hereby reaffirmed and incorporated by reference by Long Beach as to the Subsequent Home Equity Loans.

         Section 1.09.  Governing Law.
                        -------------

                  This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties under this Agreement shall be determined in accordance with such laws; provided, however, the immunities, authority and standard of care of the Trustee shall be governed by the jurisdiction in which its Corporate Trust Office is located.

                  IN WITNESS WHEREOF, Long Beach, the Depositor and the Trustee have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.

                                         LONG BEACH MORTGAGE COMPANY,
                                         as Seller


                                         By:      /s/Jeffrey A. Sorensen
                                            ----------------------------
                                         Name:    Jeffrey A. Sorensen
                                         Title:


                                         ASSET BACKED SECURITIES
                                         CORPORATION,
                                         as Depositor


                                         By:      /s/Fiachra O'Driscoll
                                            ----------------------------
                                         Name:    Fiachra O'Driscoll
                                         Title:   Vice President


                                         BANKERS TRUST COMPANY OF
                                         CALIFORNIA, N.A., not in its individual
                                         capacity but solely as Trustee


                                         By:      /s/Ronaldo Reyes
                                            ----------------------------
                                         Name:    Ronaldo Reyes
                                         Title:   Associate

                     SUPPLEMENT TO HOME EQUITY LOAN SCHEDULE


                                   See Tab __